                                                               Exhibit 24

                                POWER OF ATTORNEY


         The undersigned hereby appoints Gregory B. Nevers, Linda S. Rotz or Richard W. Whitt (each with full power to act alone), as his true and lawful attorneys-in-fact, and grants unto said attorneys the authority in his name and on his behalf to execute and file (individually and in the capacity stated below) any documents relating to the registration by Markel Corporation (the "Company") of debt securities in connection with the Company's filing of a Registration Statement on Form S-4 and any and all amendments or supplements to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys, and each of them, full power and authority to perform each and every act necessary in order to accomplish the foregoing registration as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 12th day of April, 2002.

/s/ Thomas S. Gayner
_________________________________________________
Thomas S. Gayner, Director

/s/ Alan I. Kirshner
_________________________________________________
Alan I. Kirshner, Director (Chief Executive Officer)

/s/ Anthony F. Markel
_________________________________________________
Anthony F. Markel, President, Director

/s/ Steven A. Markel
_________________________________________________
Steven A. Markel, Vice-Chairman, Director

/s/ Darrell D. Martin
_________________________________________________
Darrell D. Martin, Director, Executive Vice
President and Chief Financial Officer (Principal
Financial Officer, Principal Accounting Officer)

/s/ Mark J. Byrne
_________________________________________________
Mark J. Byrne, Director

/s/ Douglas C. Eby
_________________________________________________
Douglas C. Eby, Director

/s/ Leslie A. Grandis
_________________________________________________
Leslie A. Grandis, Director

/s/ Stewart M. Kasen
_________________________________________________
Stewart M. Kasen, Director

/s/ Gary L. Markel
_________________________________________________
Gary L. Markel, Director